EXHIBIT 10.1

                             STOCK OPTION AGREEMENT

            THIS AGREEMENT is entered into as of January 22, 1998, by and between New Horizons Worldwide, Inc., (f/k/a Handex Corporation and Handex Environmental Recovery, Inc.), a Delaware corporation (the "Company"), and Robert S. McMillan (the "Optionee").

                                   WITNESSETH:

            WHEREAS, the Committee is currently charged with administering the New Horizons Worldwide, Inc. Key Employees Stock Option Plan (the "Plan"); and

            WHEREAS, the Committee has determined that the Optionee, as a Key Employee (as such term is defined in the Plan), should be granted a stock option under the Plan upon the terms and conditions set forth in this Agreement, and for the number of shares of the $.01 par value common stock of the Company set forth hereinbelow (the "Shares");

            NOW, THEREFORE, the Company and the Optionee hereby agree as follows:

            1. DEFINITIONS. The following terms shall have the meanings set forth below whenever used in this instrument:

            (a) The word "Affiliate" shall mean any corporation which is, within the meaning of Section 1563(a) of the Code, a member of a controlled group of corporations which includes the Company.

            (b) The word "Agreement" shall mean this instrument. (c) The word "Board" shall mean the Board of Directors of the Company.

            (d) The word "Code" shall mean the United States Internal Revenue Code (Title 26 of the United States Code).

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            (e) The word "Committee" shall mean the Compensation Committee appointed by the Board or the Board if no such committee exists or is acting with respect to the Plan.

            (f) The word "Company" shall mean New Horizons Worldwide, Inc., a Delaware corporation, and any successor thereto which shall maintain the Plan.

            (g) The word "Disability" shall mean the Optionee's inability, due to a mental or physical condition, to perform services for the Company substantially consistent with past practice, as determined by the Committee pursuant to written certification of such condition from a physician acceptable to the Committee.

            (h) The word "Employee" shall mean any person who is an employee of either the Company or any Subsidiary.

            (i) The words "1999 Exercise Date" shall mean the third business day following the day the Company receives its audited financial statements for calendar year 1998 from its independent certified public accountants.

            (j) The word "Option" shall mean the right and option of the Optionee to purchase Shares pursuant to the terms of this Agreement.

            (k) The words "Option Price" shall mean the price at which Shares may be acquired upon the exercise of any Option.

            (l) The word "Optionee" shall mean the person to whom an Option has been granted pursuant to this Agreement.

            (m) The words "Personal Representative" shall mean, following the Optionee's death, the person who shall have acquired, by Will or by the laws of descent and distribution, the right to exercise any Option.

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            (n) The word "Plan" shall mean the New Horizons Worldwide, Inc. Key
Employees Stock Option Plan, as it was originally adopted and as it may later be amended.

            (o) The words "Pre-Tax Net Income" shall mean the Net Income Before Tax of the Company for 1998 as determined by the Company for purposes of the Incentive Bonus described in the letter attached hereto as Exhibit A.

            (p) The words "Reporting Company" shall mean any entity with a class of equity securities which is registered under Section 12 of the Securities Exchange Act of 1934, as amended.

            (q) The word "Shares" shall mean shares of the $.01 par value common stock of the Company.

            (r) The word "Subsidiary" shall mean any corporation at least 50% of the common stock of which is owned directly or indirectly by the Company.

            2. GRANT OF OPTION. Effective as of the date of this Agreement, the Company grants to the Optionee, upon the terms and conditions set forth hereinafter, the right and option to purchase all or any lesser whole number of an aggregate of Six Thousand Five Hundred (6,500) Shares at an Option Price of $12.78 per Share.

            3. TERM OF OPTION. Except as otherwise provided herein, the Option shall expire at the close of regular business hours at the Company's principal office at 500 Campus Drive, Morganville, New Jersey 07751, on January 2, 2004, or, if earlier, on the applicable expiration date provided for in Section 6, or 7, or 8, or 9 hereof.

            4. EXERCISE DATES. Except as otherwise provided herein, the Optionee shall be entitled to exercise the Option with respect to the number of Shares indicated below on or after the date indicated opposite such number below:

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      INITIAL AND ADDITIONAL        TOTAL SHARES WITH
      NUMBER OF SHARES WITH         RESPECT TO WHICH        DATE BEGINNING
      RESPECT TO WHICH THE          THE OPTION MAY          ON WHICH OPTION
      OPTION MAY BE EXERCISED       BE EXERCISED            MAY BE EXERCISED
      -----------------------       -----------------       ----------------

            2,500                   2,500                   1999 Exercise Date

            2,500                   5,000                   January 1, 2000

Except as provided in Sections 6 and 7 hereof, the Option may not be exercised at any time unless the Optionee shall be an Employee at such time.

            5. LIMITATION UPON RIGHT TO EXERCISE OPTION. Notwithstanding Section 4 hereof:

            (a) if the Pre-Tax Net Income is less than $7,807,000, the Option may not be exercised in respect of any Shares;

            (b) if the Pre-Tax Net Income is at least $7,807,000, but less than $9,185,000, the number of Shares for which the Option may be exercised as set forth in the Table in Section 4 shall be reduced (to the nearest whole Share) by the percentage (rounded down to the nearest whole percent) derived from the formula set forth below:

                      $9,185,000 minus Pre-Tax Net Income

                      _______________________________ x 75%
                                   $1,378,000

            (c) if the Pre-Tax Net Income is at least $9,185,000 the number of Shares for which the Option may be exercised as set forth in the Table in Section 4 shall not be reduced.

PROVIDED, that the amounts of Pre-Tax Net Income shown above in this Section 5 may be equitably adjusted by the Committee to take account of (i) any material expansion or contraction

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of the Company's business operations during calendar year 1998, or (ii) any extraordinary events which occur during 1998, or (iii) any changes in the Company's accounting methodology that became effective in respect of calendar year 1998. Any such adjustment shall be made no later than the 1999 Exercise Date and shall be final and binding upon the Company and the Optionee. The Committee shall inform the Optionee of any such adjustment no later than the 1999 Exercise Date.

            6. TERMINATION OF EMPLOYMENT OTHER THAN BECAUSE OF DEATH OR DISABILITY. So long as the Optionee shall continue to be an Employee, the Option shall not be affected by (a) any temporary leave of absence approved in writing by the Company or a Subsidiary and described in Section 1.421-7(h) of the Federal Income Tax Regulations or any lawful successor regulations thereto, or
(b) any change of duties or position (including transfer to or from a Subsidiary). Subject to Section 8 hereof, if the Optionee ceases to be an Employee for any reason other than death or Disability, the Option may be exercised only to the extent of the purchase rights, if any, which, pursuant to
Section 4 hereof, after giving effect to Section 5 hereof, existed as of the date the Optionee ceases to be an Employee (assuming, for this purpose only, that the 1999 Exercise Date was January 1, 1999) and which have not theretofore been exercised; PROVIDED, however, that the Committee may in its absolute discretion determine (but shall not be under any obligation to determine) that such purchase rights shall be deemed to include additional Shares which are subject to the Option. Upon an Optionee's ceasing to be an Employee, such purchase rights shall in any event terminate upon the earlier of either (a) three (3) months after the date the Optionee ceased to be an Employee (one (1) year if the Optionee dies or becomes Disabled during the three (3) month period), or (b) the last day of the term of the Option.

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            7. OPTIONEE'S DEATH OR DISABILITY. If, after 1998, while the
Optionee is an Employee, the Optionee dies or becomes Disabled, the Optionee or the Optionee's Personal Representative may, on or after the 1999 Exercise Date, exercise the Option with respect to all of the Shares for which the Optionee could have exercised the Option had he survived and continued to be an Employee until January 1, 2000. The Option shall in any event terminate upon the earlier of either (a) the first anniversary of the date the Optionee ceased to be an Employee, or (b) the last day of the term of the Option.

            8. EVENTS OF FORFEITURE. Notwithstanding any other provision of this Agreement, unless the Committee shall otherwise determine, upon (a) the Optionee's ceasing to be an Employee for any reason prior to January 1, 1999, or
(b) the Optionee's ceasing to be an Employee by reason of an involuntary termination of such status for good cause, as determined by the Committee, or
(c) the Optionee's voluntary termination with the intention of rendering services to a competitor of the Company or any of its Subsidiaries or otherwise entering into competition with the Company or any of its Subsidiaries, directly or indirectly, or (d) the commission by the Optionee of a material breach of his obligations under any agreement with the Company or any of its Subsidiaries, the Optionee's right to purchase Shares pursuant to the exercise of the Option shall terminate. Nothing in this Agreement shall confer upon any Optionee any right to continue in the employ of the Company or a Subsidiary, or to serve as a member of the Board of Directors of the Company or a Subsidiary, or to interfere with or limit either the right of the Company or a Subsidiary to terminate his employment at any time or the right of the shareholders of the Company to remove him as a member of the Board of Directors of the Company or a Subsidiary with or without cause.

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            9. CHANGE OF CONTROL, DISSOLUTION, LIQUIDATION AND CERTAIN MERGERS.
Upon the occurrence of a "change of control" (as defined herein), or immediately prior to a dissolution or liquidation of the Company (but only if the distributee of substantially all of the Company's assets upon the liquidation of the Company was not, immediately prior to the liquidation, an Affiliate) or a merger or consolidation in which the Company is not the surviving corporation (but only if the corporation which is the surviving corporation in such merger or consolidation was not, immediately prior to the merger or consolidation, an Affiliate), the Optionee shall have the immediate and nonforfeitable right to exercise the Option with respect to all Shares for which the Option could have been exercised prior to its expiration, and any such exercise shall be irrevocable. The Optionee shall be entitled to exercise the Option as provided in the immediately preceding sentence regardless of whether the other corporation which is the surviving corporation in a merger or consolidation shall adopt and maintain the Plan. In the event the Option becomes exercisable pursuant to this Section 9, the Company shall notify the Optionee of his right to exercise the Option. The term "change of control" shall mean the acquisition (other than from the Company) by any person, entity or "group" (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934 (the "Exchange Act")) but excluding for this purpose the Company or any Subsidiary or any employee benefit plan of the Company or any Subsidiary which acquires beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of voting securities of the Company of 50% or more (35% or more if the Company is a Reporting Company) of either the then outstanding Shares or the combined voting power of the Company's then outstanding voting securities entitled to vote generally in the election of Directors. Upon either the dissolution or liquidation of the Company (but only if the distributee of substantially all of the Company's assets upon the liquidation of the

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Company was not, immediately prior to the liquidation, an Affiliate) or upon the occurrence of a merger or consolidation in which the Company is not the surviving corporation (but only if the corporation which is the surviving corporation in such merger or consolidation was not, immediately prior to the merger or consolidation, an Affiliate) and immediately following which the surviving corporation fails to maintain the Plan, the Option shall terminate unless the surviving corporation assumes the Option.

            10. ADJUSTMENT OF NUMBER OF SHARES, ETC. In the event that subsequent to the date of this Agreement, the outstanding Shares are, as a result of a stock split, stock dividend, combination or exchange of shares, exchange for other securities, reclassification, reorganization, redesignation, merger, consolidation, recapitalization, spin-off, split-off or split-up or other such change (including, without limitation, any transaction described in Section 424(a) of the Code), or a special dividend or other distribution to the Company's shareholders, increased or decreased or changed into or exchanged for a different number or kind of shares of stock or other securities of the Company, then (i) there shall automatically be substituted for each Share subject to the Option the number and kind of shares of stock or other securities into which each outstanding Share shall be exchanged, (ii) the option price per Share or unit of securities shall be increased or decreased proportionately so that the aggregate purchase price for the securities subject to the Option shall remain the same as immediately prior to such event, and (iii) the Committee shall make such other adjustments to the securities subject to the Option as may be appropriate, equitable and in compliance with the provisions of Section 424(a) of the Code to the extent applicable and any such adjustment shall be final, binding and conclusive as to the Optionee. Any such adjustment shall provide for the elimination of fractional shares if the Committee shall so direct.

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            11. EXERCISE OF OPTION. The Option may be exercised by delivering to the Chairman, President or Chief Financial Officer of the Company at its principal office, 500 Campus Drive, Morganville, New Jersey, 07751, a completed Notice of Exercise of Option (obtainable from the Chief Financial Officer of the Company) setting forth the number of Shares with respect to which the Option is being exercised. Such Notice shall be accompanied by payment in full for the Shares, unless other arrangements satisfactory to the Company for prompt payment of such amount are made. Payments shall be made by such type of check or other means of funds transfer as is acceptable to the Company in the amount of the aggregate purchase price for such Shares or, with the consent of the Committee, payment may be made in whole or in part in Shares having a fair market value on the date the Option is exercised equal to that portion of the purchase price for which payment in cash is not made; provided, however, that payment in Shares held by the Optionee less than one (1) year may be made only with the consent of the Committee.

            12. ISSUANCE OF SHARE CERTIFICATES. Subject to the last sentence of this Section 12, upon receipt by the Company prior to expiration of the Option of a duly completed Notice of Exercise of Option to either exercise the Option accompanied by full payment for the Shares being purchased pursuant to such Notice (and, with respect to any Option exercised pursuant to Section 12 hereof by someone other than the Optionee, accompanied in addition by proof satisfactory to the Committee of the right of such person to exercise the Option), the Company shall cause to be made or otherwise delivered to the Optionee, within thirty (30) days of such receipt, a certificate for the number of Shares so purchased. The Optionee shall not have any of the rights of a shareholder with respect to the Shares which are subject to the Option unless and until a certificate representing such Shares is issued to the Optionee. The Company

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shall not be required to issue any certificates for Shares upon the exercise of the Option prior to (i) obtaining any approval from any governmental agency which the Committee shall, in its sole discretion, determine to be necessary or advisable, and/or (ii) the admission of such Shares to listing on any national securities exchange on which the Shares may be listed, and/or (iii) completion of any registration or other qualification of the Shares under any state or federal law or ruling or regulations of any governmental body which the Committee shall, in its sole discretion, determine to be necessary or advisable, or the determination by the Committee, in its sole discretion, that any registration or other qualification of the Shares is not necessary or advisable.

            13. SUCCESSORS IN INTEREST, ETC. This Agreement shall be binding upon and inure to the benefit of any successor of the Company and the heirs, estate, and Personal Representative of the Optionee. The Option shall not be transferable other than by Will or the laws of descent and distribution, and the Option may be exercised during the lifetime of the Optionee only by the Optionee provided that a guardian or other legal representative who has been duly appointed for such Optionee may exercise the Option on behalf of the Optionee. A deceased Optionee's Personal Representative shall act in the place and stead of the deceased Optionee with respect to exercising an Option or taking any other action pursuant to this Agreement.

            14. PROVISIONS OF PLAN CONTROL. This Agreement is subject to all of the terms, conditions, and provisions of the Plan and to such rules, regulations, and interpretations relating to the Plan as may be adopted by the Committee and as may be in effect from time to time. A copy of the Plan is attached hereto as Exhibit "B" and is incorporated herein by reference. In the event and to the extent that this Agreement conflicts or is inconsistent with the terms, conditions,

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and provisions of the Plan, the Plan shall control, and this Agreement shall be deemed to be modified accordingly.

            15. NO LIABILITY UPON DISTRIBUTION OF SHARES. The liability of the Company under this Agreement and any distribution of Shares made hereunder is limited to the obligations set forth herein with respect to such distribution and no term or provision of this Agreement shall be construed to impose any liability on the Company or the Committee in favor of any person with respect to any loss, cost or expense which the person may incur in connection with or arising out of any transaction in connection with this Agreement.

            16. WITHHOLDING. The Optionee agrees that the Company may make appropriate provision for tax withholding with respect to the transactions contemplated by this Agreement.

            17. CAPTIONS. The captions and section numbers appearing in this Agreement are inserted only as a matter of convenience. They do not define, limit, construe or describe the scope or intent of the provisions of this Agreement.

            18. NUMBER. The use of the singular or plural herein shall not be restrictive as to number and shall be interpreted in all cases as the context shall require.

            19. GENDER. The use of the feminine, masculine or neuter pronoun shall not be restrictive as to gender and shall be interpreted in all cases as the context may require.

            20. INVESTMENT REPRESENTATION. Optionee hereby represents and warrants that any Shares which he may acquire by virtue of the exercise of the Option shall be acquired for investment purposes only and not with a view to distribution or resale; provided, however, that this restriction shall become inoperative in the event the Shares which are subject to the Option shall be registered under the Federal Securities Act of 1933, as amended, or in the event there is

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presented to the Company evidence satisfactory to the Company to the effect that the offer or sale of the Shares which were acquired upon exercise of the Option may lawfully be made without registration under the Federal Securities Act of 1933, as amended.

            21. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware and any applicable federal law.

            22. NONQUALIFIED OPTION. The Option shall for all purposes be a nonqualified stock option subject to the federal income tax treatment described in Section 1.83-7 of the Federal Income Tax Regulations. Both the Company and the Optionee shall, on their respective federal income tax returns, report any transaction relating to the Option in a manner consistent with the preceding sentence.

            IN WITNESS WHEREOF, the Company has caused this Agreement to be executed on its behalf by its duly authorized officer, and the Optionee has hereunto set his hand, all as of the day and year first above written.

                                    _____________________________________
                                    ("Optionee")

                                    NEW HORIZONS WORLDWIDE, INC.
                                    ("Company")

                                    By:__________________________________
                                       Thomas J. Bresnan, President

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